                                                                  EXHIBIT 4.4.5


                                FIFTH AMENDMENT
                                ---------------

      THIS FIFTH AMENDMENT (this "AMENDMENT") is entered into as of August 11, 2000, between SYGNET WIRELESS, INC. (successor by merger to Dobson/Sygnet Operating Company), an Ohio corporation ("BORROWER"), the Lenders under the Credit Agreement (hereinafter defined), BANK OF AMERICA, N.A. (successor to NationsBank, N.A.), in its capacity as Administrative Agent for the Lenders under the Credit Agreement ("ADMINISTRATIVE AGENT"), and Guarantors under the Credit Agreement. Reference is made to that certain Credit Agreement, dated as of December 23, 1998 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Borrower, Administrative Agent, Lehman Commercial Paper Inc. and PNC Bank, National Association, as Co-Syndication Agents; Toronto Dominion (Texas), Inc. and First Union National Bank, as Co-Documentation Agents; and the Lenders party thereto.

      Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement. Unless otherwise indicated, all Paragraph references herein are to Paragraphs in this Amendment, and all Section References herein are to Sections in the Credit Agreement.


                                R E C I T A L S
                                ---------------

      A. Borrower has requested that the Lenders agree to make certain amendments to the Credit Agreement, including, without limitation, changes to the Equity Issuance mandatory prepayment provisions.

      B. The Lenders are willing to amend the Credit Agreement to make the requested changes, but only upon the conditions, among other things, that Borrower, each Guarantor under the Credit Agreement, and the Lenders shall have executed and delivered this Amendment and shall have agreed to the terms and conditions of this Amendment.

      NOW THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

PARAGRAPH 1. AMENDMENTS.

      1.1   DEFINITIONS.

      (a) The definition of "Fixed Charge Coverage Ratio" is amended to add the following proviso to the end of such definition:

            ";provided, however, that the Capital Expenditures paid by the Companies solely from the Net Cash Proceeds of the Special Equity Issuances shall not be included in the calculation of the Fixed Charge Coverage Ratio."

      (b) The following definitions of "Fifth Amendment," "Fifth Amendment Date," "Special Equity Issuances" shall be alphabetically inserted in
Section 1.1 to read, as follows:

            "FIFTH AMENDMENT means that certain Fifth Amendment dated as of August 11, 2000, among Borrower, Guarantors, and Required Lenders."

            "FIFTH AMENDMENT DATE means the date upon which the Fifth Amendment becomes effective in accordance with the terms of such Fifth Amendment."

          "SPECIAL EQUITY ISSUANCES has the meaning set forth in SECTION 2.7(b)(iii)."

     1.2  MANDATORY PREPAYMENTS FROM NET CASH PROCEEDS.

     (a) SECTION 2.7(b)(iii) is amended to add the following proviso to the end of such section:

          "; provided, however, (x) Borrower may receive Net Cash Proceeds from Equity Issuances in an amount not to exceed $40,000,000 without requiring a mandatory prepayment hereunder, so long as such Net Cash Proceeds are used by Borrower to pay Capital Expenditures, (y) Borrower may receive additional Net Cash Proceeds from Equity Issuances in an amount not to exceed $25,000,000 without requiring a mandatory prepayment hereunder, so long as such Net Cash Proceeds are used by Borrower to pay Capital Expenditures that are approved by Required Lenders, and (z) Borrower may receive Net Cash Proceeds from Equity Issuances in an amount not to exceed $5,000,000 without requiring a mandatory prepayment hereunder, so long as such amount is used to repay the Debt owed to Communications existing on the Fifth Amendment Date and permitted under SECTION 9.12(a)(v)."

     1.3 TERM LOAN OPT-OUTS. Section 2.7(f)(i) is amended by deleting the phrase "and reduce the Revolver Commitment" in line 11 thereof.

PARAGRAPH 2. AMENDMENT FEES. On the Effective Date, Borrower shall pay (a) to Administrative Agent (for the ratable benefit of the Revolver Lenders), an amendment fee in an amount equal to .05% of the aggregate Committed Sums under the Revolver Facility as of the Effective Date and (b) to Administrative Agent (for the ratable benefit of the Term Loan A Lenders, the Term Loan B Lenders, and the Term Loan C Lenders), an amendment fee in an amount equal to .05% of the aggregate Term Loan A Principal Debt, Term Loan B Principal Debt, or Term Loan C Principal Debt as of the Effective Date. The failure of Borrower to comply with the provisions of this PARAGRAPH 2 shall constitute a payment Default entitling Lenders to exercise their respective Rights under the Loan Papers.

PARAGRAPH 3. CONDITIONS. Notwithstanding any contrary provision, this Amendment is not effective until the date upon which (a) the representations and warranties in this Amendment are true and correct; (b) Administrative Agent receives counterparts of this Amendment executed by Borrower, each Guarantor, and the Lenders; and (c) payment of the amendment fees required to be paid to consenting Lenders and Administrative Agent on the Effective Date pursuant to PARAGRAPH 2 hereof. On the Business Day upon which all of the preceding conditions precedent are satisfied, this Amendment shall be effective (the "EFFECTIVE DATE").

PARAGRAPH 4. ACKNOWLEDGMENT AND RATIFICATION. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, Borrower and each Guarantor (i) consent to the agreements in this Amendment and
(ii) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or Guarantors under their respective Collateral Documents, which Collateral Documents shall remain in full force and effect, and all Liens, guaranties, and Rights thereunder are hereby ratified and confirmed.

PARAGRAPH 5. REPRESENTATIONS. As a material inducement to Administrative Agent and Lenders to execute and deliver this Amendment, Borrower and each Guarantor represent and warrant to such parties (with the knowledge and intent that the Lenders and Administrative Agent are relying upon the same in entering into this

Amendment) that as of the Effective Date of this Amendment and as of the date of execution of this Amendment: (a) all representations and warranties in the Loan Papers are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions permitted by the Loan Papers; (b) no Default or Potential Default exists; and (c) this Amendment has been duly authorized and approved by all necessary corporate action and requires the consent of no other Person, and upon execution and delivery, this Amendment shall be binding and enforceable against Borrower and each Guarantor in accordance with its terms.

PARAGRAPH 6. EXPENSES. Borrower shall pay all costs, fees, and expenses paid or incurred by Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

PARAGRAPH 7. MISCELLANEOUS.

     7.1 This Amendment is a "Loan Paper" referred to in the Credit Agreement, and the provisions of SECTION 13 of the Credit Agreement are incorporated herein by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and caption may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law and, (d) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

     7.2 The Loan Papers shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Effective Date, all references to the "Credit Agreement" shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Rights of Lenders under any Loan Paper, nor constitute a waiver under any of the Loan Papers.

PARAGRAPH 8. ENTIRETIES. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

PARAGRAPH 9 PARTIES. This Amendment binds and inures to Borrower,
Administrative Agent, Lenders, Guarantors, and their respective successors and assigns.

     The parties hereto have executed this Agreement in multiple counterparts on the date stated on the signature pages hereto, but effective as of Effective Date.

                               [REMAINDER OF PAGE
                           INTENTIONALLY LEFT BLANK.]

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.

                              SYGNET WIRELESS, INC. (SUCCESSOR BY MERGER TO DOBSON/SYGNET OPERATING COMPANY), AS BORROWER


                              By:  /s/ RICHARD D. SEWELL JR.
                                   ------------------------------------
                                   Name: Richard D. Sewell Jr.
                                   Title: Treasurer



                              SYGNET COMMUNICATIONS, INC.,
                              as Guarantor


                              By:  /s/ RICHARD D. SEWELL JR.
                                   ------------------------------------
                                   Name: Richard D. Sewell Jr.
                                   Title: Treasurer






                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.

                              BANK OF AMERICA, N.A., as Administrative Agent and a Lender


                              By:  /s/ JULIE A. SCHELL
                                   ------------------------------------
                                   Name: Julie A. Schell
                                   Title: Principal







                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.

                              FIRST UNION NATIONAL BANK,
                              as a Lender


                              By:  /s/ HARRY E. ELLIS
                                   ------------------------------------
                                   Name: Harry E. Ellis
                                   Title: Managing Director
                                          Senior Vice President







                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.

                              PCN BANK, NATIONAL ASSOCIATION,
                              as a Lender


                              By:  /s/ STEVEN J. McGEHRE
                                   ------------------------------------
                                   Name: Steven J. McGehre
                                   Title: Vice President








                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.

                              NATIONAL CITY BANK,
                              as a Lender


                              By:  /s/ THEODORE M. SCHMIDT
                                   ------------------------------------
                                   Name: Theodore M. Schmidt
                                   Title: Vice President








                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.

                              TORONTO DOMINION (TEXAS), INC.,
                              as a Lender


                              By:  /s/ ANN S. SLANIS
                                   ------------------------------------
                                   Name: Ann S. Slanis
                                   Title: Vice President








                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.

                              EATON VANCE SENIOR INCOME TRUST
                              BY: EATON VANCE MANAGEMENT,
                              AS INVESTMENT ADVISOR,
                              as a Lender

                              By:  /s/ SCOTT H. PAGE
                                   ------------------------------------
                                   Name: Scott H. Page
                                   Title: Vice President








                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.

                              SENIOR DEBT PORTFOLIO
                              BY: BOSTON MANAGEMENT AND RESEARCH
                              AS INVESTMENT ADVISOR,
                              -----------------------------------------,
                              as a Lender


                              By:  /s/ SCOTT H. PAGE
                                   ------------------------------------
                                   Name: Scott H. Page
                                   Title: Vice President








                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.

                              THE BANK OF NOVA SCOTIA
                              -----------------------------------------,
                              as a Lender


                              By:  /s/ VINCENT J. FITZGERALD, JR.
                                   ------------------------------------
                                   Name: Vincent J. Fitzgerald, Jr.
                                   Title: Authorized Signatory








                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.

                              Bank of Montreal,
                              -----------------------------------------
                              as a Lender


                              By:  /s/ KAREN KLAPPER
                                   ------------------------------------
                                   Name: KAREN KLAPPER
                                   Title: DIRECTOR








                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.

                              Fleet National Bank,
                              -----------------------------------------
                              as a Lender


                              By:  /s/ CHRISTINE CAMPANELLI
                                   ------------------------------------
                                   Name: Christine Campanelli
                                   Title: Vice President








                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.

                              Union Bank of California, N.A.,
                              -----------------------------------------
                              as a Lender


                              By:
                                   ------------------------------------
                                   as
                                      ---------------------------------


                              By:  /s/ CRAIG R. CAPPAI
                                   ------------------------------------
                                   Name: Craig R. Cappai
                                   Title: Assistant Vice President








                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.


                              As Lender


                              NORTH AMERICAN SENIOR FLOATING RATE FUND

                              By:  CypressTree Investment Management
                                   Company, Inc. as Portfolio Manager


                              By:  /s/ JONATHAN D. SHARKEY
                                   ------------------------------------
                                   Name: Jonathan D. Sharkey
                                   Title: Principal


                              CYPRESS TREE SENIOR FLOATING RATE FUND

                              By:  CypressTree Investment Management
                                   Company, Inc. as Portfolio Manager


                              By:  /s/ JONATHAN D. SHARKEY
                                   ------------------------------------
                                   Name: Jonathan D. Sharkey
                                   Title: Principal







                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.



                              MERRILL LYNCH PRIME RATE PORTFOLIO

                              By:  Merrill Lynch Investment Managers, L.P.
                                   as Investment Advisor


                              By:  /s/ ANDREW C. LIGGIO
                                   ------------------------------------
                                   ANDREW C. LIGGIO
                                   AUTHORIZED SIGNATORY








                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.


                              Metropolitan Life Insurance Company
                              as a Lender


                              By:  /s/ JAMES DINGLER
                                   ------------------------------------
                                   Name: James Dingler
                                   Title: Director






                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.


                              FRANKLIN FLOATING RATE GROUP
                              AND AFFILIATED FUNDS
                              -----------------------------------------
                              as a Lender


                              By:  /s/ CHAUNCEY LUFKIN
                                   ------------------------------------
                                   Name: Chauncey Lufkin
                                   Title: Vice President








                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.



                              CREDIT LYONNAIS NEW YORK BRANCH
                              -----------------------------------------
                              as a Lender


                              By:
                                  -------------------------------------,
                                  as
                                     ----------------------------------


                              By:  /s/ JOHN P. JUDGE
                                   ------------------------------------
                                   Name: JOHN P. JUDGE
                                   Title: VICE PRESIDENT


                              By:
                                   ------------------------------------
                                   Name:
                                         ------------------------------
                                   Title:
                                          -----------------------------







                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.



                              MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                              By:  /s/ ANDREW C. LIGGIO
                                   ------------------------------------
                                   Name: ANDREW C. LIGGIO
                                   Title: AUTHORIZED SIGNATORY






                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.



                              MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                              INCOME STRATEGIES PORTFOLIO
                              By:  Merrill Lynch Investment Managers, L.P.
                                   as Investment Advisor


                              By:  /s/ ANDREW C. LIGGIO
                                   ------------------------------------
                                   Name: ANDREW C. LIGGIO
                                   Title: AUTHORIZED SIGNATORY






                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.


                                   U.S. Bank National Association
                                   ---------------------------------------,
                                   as a Lender



                                   By: /s/ Thomas G. Gunder
                                       -----------------------------------
                                       Name:  Thomas G. Gunder
                                       Title: Vice President




                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.


                                   The CIT Group Equipment Financing, Inc.,
                                   ---------------------------------------
                                   as a Lender



                                   By: /s/ Katie J. Saunders
                                       -----------------------------------
                                       Name:  Katie J. Saunders
                                       Title: Senior Credit Analyst




                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.


                                   OXFORD STRATEGIC INCOME FUND
                                   BY: EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR                  ,
                                   ---------------------------------------
                                   as a Lender



                                   By: /s/ Scott H. Page
                                       -----------------------------------
                                       Name:  Scott H. Page
                                       Title: Vice President




                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.


                                   CIBC Inc.                                 ,
                                   -------------------------------------------
                                   as a Lender



                                   By: /s/ Laura Hom
                                       ---------------------------------------
                                       Name:  Laura Hom
                                       Title: Executive Director
                                              CIBC World Markets Corp. As Agent





                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.


                                   The Fuji Bank, Limited                ,
                                   ---------------------------------------
                                   as a Lender



                                   By: /s/ Shinzo Nishitate
                                       -----------------------------------
                                       Name:  Shinzo Nishitate
                                       Title: Senior Vice President




                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.

                                   Fremont Investment & Loan,
                                   ---------------------------------------------
                                   as a Lender



                                   By: /s/ K. Viravan
                                   ---------------------------------------------

                                       Name:  Kannika Viravan
                                              ----------------------------------

                                       Title: Vice President
                                              ----------------------------------

                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.

                                   BNP PARIBAS,
                                   ---------------------------------------------
                                   as a Lender



                                   By: /s/ Darlynn Ernst Kitcher
                                   ---------------------------------------------

                                       Name:  Darlynn Ernst Kitcher
                                              ----------------------------------

                                       Title: Vice President
                                              ----------------------------------


                                   By: /s/ John W. Kopcha
                                   ---------------------------------------------

                                       Name:  John W. Kopcha
                                              ----------------------------------

                                       Title: Director
                                              ---------------------




                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.

                                   VAN KAMPEN
                                   SENIOR INCOME TRUST
                                   By: Van Kampen Investment Advisory Corp.,
                                   ---------------------------------------------
                                   as a Lender



                                   By: /s/ Howard Tiffen
                                   ---------------------------------------------

                                       Name:  HOWARD TIFFEN
                                              ----------------------------------

                                       Title: SENIOR VICE PRESIDENT
                                              ----------------------------------

                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.

                                   VAN KAMPEN
                                   PRIME RATE INCOME TRUST
                                   By: Van Kampen Investment Advisory Corp.,
                                   ---------------------------------------------
                                   as a Lender



                                   By: /s/ Howard Tiffen
                                   ---------------------------------------------

                                       Name:  HOWARD TIFFEN
                                              ----------------------------------

                                       Title: SENIOR VICE PRESIDENT
                                              ----------------------------------

                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.

                                   SYNDICATED LOAN FUNDING TRUST,
                                   ---------------------------------------------
                                   as a Lender



                                   By: /s/ G. Andrew Keith
                                   ---------------------------------------------

                                       Name:  G. Andrew Keith
                                              ----------------------------------

                                       Title: Authorized Signatory
                                              ----------------------------------

                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.

                              Stein Roe Floating Rate Limited Liability Company,
                              --------------------------------------------------
                              as a Lender



                              By: /s/ James R. Fellows
                              --------------------------------------------------

                                  Name:  James R. Fellows
                                         ---------------------------------------

                                  Title: Senior Vice President
                                         Stein Roe & Farnham Incorporated,
                                         as Advisor to the Stein Roe Floating
                                         Rate Limited Liability Company
                                         ---------------------------------------

                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.


                                   Oak Mountain Ltd
                                   --------------------------------,
                                   as a Lender


                                   By:  Alliance Capital
                                        --------------------------,
                                        its Investment Advisor
                                            ------------------


                                        By:       /s/ Robert Bayer
                                                  ----------------

                                        Name:     Robert Bayer
                                                  ----------------

                                        Title:    Vice President
                                                  ----------------



                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower. Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.


                              MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.


                              By:  /s/ Andrew C. Liggio
                                   -----------------------------------------
                                               ANDREW C. LIGGIO
                                             AUTHORIZED SIGNATORY



                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.


                              Monument Capital Ltd
                              ----------------------------------------,
                              as a Lender


                              By:  Alliance Capital
                                   ----------------------------------,
                                   its  Investment Advisor
                                        -----------------------------



                                   By:       /s/ Robert Bayer
                                             ------------------------

                                   Name:     Robert Bayer
                                             ------------------------

                                   Title:    Vice President
                                             ------------------------


                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/ Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.




                         ELC (Cayman) Ltd. CDO Series 1999-I
                         -----------------------------------------------------,
                         as a Lender



                         By: First Union Institutional Debt Management, Inc. ------------------------------------------------,
                              as   Collateral Manager
                                   -------------------------------------------



                         By:       /s/ Adrienne Musgnug
                                   -------------------------------------------

                         Name:     Adrienne Musgnug
                                   -------------------------------------------

                         Title:    Director
                                   -------------------------------------------


                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.



                          ELC (Cayman) Ltd. 1999-II
                          ---------------------------------------------------,
                          as a Lender


                          By: First Union Institutional Debt Management, Inc.
                              -----------------------------------------------,
                              as   Collateral Manager
                                   ------------------------------------------



                         By:       /s/ Adrienne Musgnug
                                   ------------------------------------------

                         Name:     Adrienne Musgnug
                                   ------------------------------------------

                         Title:    Director
                                   ------------------------------------------


                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.


                          ELC (Cayman) Ltd. 1999-III
                          -------------------------------------------------,
                          as a Lender


                          By: First Union Institutional Debt Management, Inc.
                              -----------------------------------------------,
                              as   Collateral Manager
                                   -----------------------------------------



                              By:       /s/ Adrienne Musgnug
                                        ------------------------------------

                              Name:     Adrienne Musgnug
                                        ------------------------------------

                              Title:    Director
                                        ------------------------------------



                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.


                          KZH Cypress Tree-1 LLC
                          -------------------------------------------------,
                          as a Lender


                              By:       /s/ Nicholas Lucente
                                        ------------------------------------

                              Name:     Nicholas Lucente
                                        ------------------------------------

                              Title:    Authorized Agent
                                        ------------------------------------



                       Signature Page to Fifth Amendment

Signature Page to that certain Fifth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, the Lenders, and Guarantors.


                          APEX (IDM) CDOI, LTD.
                          -------------------------------------------------,
                          as a Lender


                          By: First Union Institutional Debt Management, Inc.
                              -----------------------------------------------,
                              as   Collateral Manager
                                   -----------------------------------------



                              By:       /s/ Adrienne Musgnug
                                        ------------------------------------

                              Name:     Adrienne Musgnug
                                        ------------------------------------

                              Title:    Director
                                        ------------------------------------



                       Signature Page to Fifth Amendment